UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2011

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2011, the Board of Directors of Safeway Inc. approved the 2011 Equity and Incentive Award Plan (the “2011 Plan”), subject to the approval of our stockholders. On May 19, 2011, our stockholders approved the 2011 Plan. For a description of the 2011 Plan, please see “Proposal 4, Approval of Safeway Inc. 2011 Equity and Incentive Award Plan” in Safeway’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 1, 2011. The 2011 Plan and the forms of award agreements under the 2011 Plan are attached as exhibits to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Stockholders was held on May 19, 2011, at which the stockholders voted on proposals as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Election of Directors
Steven A. Burd	287,820,012	9,402,887	419,438	15,532,871
Janet E. Grove	295,269,022	1,746,936	626,380	15,532,871
Mohan Gyani	293,439,067	3,537,644	665,628	15,532,871
Paul Hazen	278,904,815	18,371,217	366,306	15,532,871
Frank C. Herringer	283,843,143	13,078,598	720,597	15,532,871
Kenneth W. Oder	283,489,639	13,565,401	587,298	15,532,871
T. Gary Rogers	294,736,953	2,413,032	492,353	15,532,871
Arun Sarin	294,196,313	2,743,689	702,336	15,532,871
Michael S. Shannon	283,702,074	12,911,810	1,028,454	15,532,871
William Y. Tauscher	293,942,040	3,181,803	518,495	15,532,871
Proposal 2. Non-binding Advisory Vote on Executive Compensation (“Say-on-Pay”)	157,188,349	137,479,043	2,974,946	15,532,871

	1 year	2 years	3 years	Abstentions	Broker Non-Votes
Proposal 3. Non-binding Advisory Vote on the Frequency of Say-on-Pay Votes	263,156,522	206,935	30,992,907	3,285,975	15,532,871

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4. Approval of the 2011 Equity and Incentive Award Plan	251,700,531	43,843,955	2,097,852	15,532,871
Proposal 5. Re-approval of the 2001 Amended and Restated Operating Performance Bonus Plan	284,613,018	12,573,454	455,866	15,532,871
Proposal 6. Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011	302,754,765	9,930,668	489,776	0
Proposal 7. Stockholder Proposal Regarding Cumulative Voting	82,084,459	212,366,367	3,191,512	15,532,871

In accordance with the recommendation of our Board of Directors as set forth in the 2011 Proxy Statement, and based on the voting results for this proposal, we determined that an advisory vote to approve the compensation of our named executive officers will be conducted on an annual basis, until the next advisory vote on this matter is held.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10(iii).36*	Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).37*	Form of Stock Option Grant Notice and Stock Option Agreement – Non Canadian Participants under the Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).38*	Form of Stock Option Grant Notice and Stock Option Agreement – Canadian Participants under the Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).39*	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the Safeway Inc. 2011 Equity and Incentive Award Plan

*	Management contract, or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: May 25, 2011	By:	/s/ Robert A. Gordon
		Name:	Robert A. Gordon
		Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.

10(iii).36*	Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).37*	Form of Stock Option Grant Notice and Stock Option Agreement – Non Canadian Participants under the Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).38*	Form of Stock Option Grant Notice and Stock Option Agreement – Canadian Participants under the Safeway Inc. 2011 Equity and Incentive Award Plan

10(iii).39*	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the Safeway Inc. 2011 Equity and Incentive Award Plan

*	Management contract, or compensatory plan or arrangement

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